SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): December 17, 1998




                      FRONTLINE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      0-24223                 13-3950283
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)           Identification No.)


      One Blue Hill Plaza, Pearl River, NY               10965
    (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (914) 623-8553


                                 Not Applicable
           Former name or former address, if changed since last report

Item 7. Financial Statements and Exhibits

     The following financial statements and pro forma financial information omitted from the Company's report on Form 8-K for the event dated December 17, 1998 filed with the Commission on December 23, 1998, in reliance upon instructions 7(a)(4) and 7(b)(2) of Form 8-K, are filed herewith.

     (a). Financial Statements of Business Acquired.

     Audited Financial Statements of Webspan, Inc. as of December 31, 1997 and December 31, 1996.

          1.   Balance Sheets
          2.   Statements of Operations
          3.   Statements of Stockholders' Deficit
          4.   Statements of Cash Flows
          5.   Notes to Financial Statements

     Unaudited Financial Statements of Webspan Communications, Inc. for the nine months ended September 30, 1998.

          1.   Balance Sheet as of September 30, 1998.
          2. Statement of Operations for the nine-month period ended September 30, 1998.
          3. Statement of Stockholders' Deficit for the nine-month period ended September 30, 1998.
          4. Statement of Cash Flows for the nine-month period ended September 30, 1998.
          5.   Notes to Financial Statements.

     Unaudited Financial Statements of Webspan, Inc. for the nine months ended September 30, 1997.

          1. Statement of Operations for the nine-month period ended September 30, 1997.
          2. Statement of Stockholders' Deficit for the nine-month period Ended September 30, 1997.
          3. Statement of Cash Flows for the nine-month period ended September 30, 1997.
          4.   Notes to Financial Statements.

     (b). Pro Forma Financial Information.

     Unaudited   Pro  Forma   Combined   Financial   Statements   for  Frontline
Communications Corporation.

          1.   Introduction
          2.   Balance Sheet as of September 30, 1998
          3. Statement of Operations for the nine-month period ended September 30, 1998.
          4.   Statement of Operations  for the year ended December 31, 1997.

          5.   Notes to Pro Forma Combined Financial Statements.


     (c). Exhibits.

     Reference is made to the Exhibits previously filed with the Securities and Exchange Commission as Exhibits to the Company's Report on Form 8-K, for the event dated December 17, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  March 2, 1999

                                      FRONTLINE COMMUNICATIONS, INC.



                                      By /s/ Stephen J. Cole-Hatchard
                                         -------------------------------
                                         Name: Stephen J. Cole-Hatchard
                                         Title: President/CEO

                                  Webspan, Inc.

                              Financial Statements

                      Year ended December 31, 1997 and 1996

                                  WEBSPAN, INC.
                              FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



         CONTENTS                                                       Page

                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT       1

                  FINANCIAL STATEMENTS

                      BALANCE SHEETS                                      2

                      STATEMENTS OF OPERATIONS                            3

                      STATEMENT OF STOCKHOLDERS' DEFICIT                  4

                      STATEMENTS OF CASH FLOWS                            5

                      NOTES TO FINANCIAL STATEMENTS                       6

                              Steven H. Mermelstein
                           Certified Public Accountant
                                  2523 Avenue P
                              Brooklyn, N. Y. 11229
                                 1-718-258-6865


                          Independent Auditor's Report


To the Stockholders
Webspan, Inc.
Lakewood, N. J. 08701


I have audited the accompanying balance sheets of Webspan, Inc. (the "Company") as of December 31, 1996 and 1997, and the related statements of operations, stockholders' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                      /s/ Steven H. Mermelstein

                                                      Steven H. Mermelstein, CPA

February 8, 1999
Brooklyn, NY

                                  Webspan, Inc.
                                 Balance Sheets
================================================================================

                                                  December 31,     December 31,
                                                     1997             1996
                                                  -----------      -----------
ASSETS

Current:
   Cash and cash equivalents                      $    45,161      $   75,245
   Accounts receivable                                     --          57,428
   Prepaid expenses and other current assets           48,683          29,210
                                                  -----------      ----------
       Total current assets                            93,844         161,883
                                                  -----------      ----------

Fixed:
   Equipment and Equipment Leases                     417,794         406,632
   Less: Accumulated Depreciation                    (213,680)        (81,326)
                                                  -----------      ----------
       Net fixed assets                               204,114         325,306
                                                  -----------      ----------

   Other assets                                        11,875          41,084
                                                  -----------      ----------
TOTAL ASSETS                                      $   309,833      $  528,273
                                                  ===========      ==========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current:
   Notes payable - current portion                $   132,372      $   85,416
   Equipment lease payable - current portion           19,344          19,343
   Accounts payable and accrued expenses              126,810         147,985
   Deferred income                                    751,561         408,898
                                                  -----------      ----------
       Total current liabilities                    1,030,087         661,642
                                                  -----------      ----------
Long Term:
   Notes payable - long term portion                       --          75,428
   Equipment leases payable - long term portion        10,193          29,537
   Deferred income                                     32,890             955
                                                  -----------      ----------
       Total long-term liabilities                     43,083         105,920
                                                  -----------      ----------

Officer Loans Payable                                 105,322         257,932
                                                  -----------      ----------
       Total liabilities                            1,178,492       1,025,494
                                                  -----------      ----------
Stockholders' Deficit:
Capital stock, no par value, 1,000,000 shares         300,000         300,000
   authorized and issued
Accumulated deficit                                (1,168,659)       (797,221)
                                                  -----------      ----------
       Total stockholders' deficit                   (868,659)       (497,221)
                                                  -----------      ----------
                                                  -----------      ----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT       $   309,833      $  528,273
                                                  ===========      ==========


       See independent auditor's report and notes to financial statements

                                  Webspan, Inc.
                            Statements of Operations
================================================================================

                                                     For the twelve months
                                                       ended December 31,
                                                  --------------------------

                                                      1997           1996
                                                  -----------     ----------

Revenues                                          $ 1,265,470     $  643,017
Cost of revenues                                    1,356,493        698,388
                                                  -----------     ----------
   Gross Profit                                       (91,023)       (55,371)


Operating expenses:
   Selling, General and Administrative                270,679        741,850
                                                  -----------     ----------
Loss from operations                                 (361,702)      (797,221)

Other Income(expense):
Interest expense                                        9,736              0

                                                  -----------     ----------
Net Loss                                          $  (371,438)    $ (797,221)
                                                  ===========     ==========
Loss per share of common stock                    $     (0.37)    $    (0.80)
                                                  ===========     ==========
Weighted average number of shares outstanding:      1,000,000      1,000,000
                                                  ===========     ==========


       See independent auditor's report and notes to financial statements

                                  Webspan, Inc.
                       Statement of Stockholders' Deficit
================================================================================


Twelve months ended December 31, 1997 and 1996
===================================================================================================
                                                                        Accumulated
                                                     Common Stock        Deficit           Total
---------------------------------------------------------------------------------------------------
Balance, January 1, 1996                              $      --       $        --       $       --
Issue 1,000,000 shares - Capital Stock, no par          300,000                 0          300,000
Net Loss                                                     --          (797,221)        (797,221)
---------------------------------------------------------------------------------------------------
Balance, December 31, 1996                              300,000          (797,221)        (497,221)
Net Loss                                                     --          (371,438)        (371,438)
---------------------------------------------------------------------------------------------------
Balance, December 31, 1997                              300,000        (1,168,659)        (868,659)
===================================================================================================


       See independent auditor's report and notes to financial statements

                                  Webspan, Inc.
                            Statements of Cash Flows
                Increase (Decrease) in Cash and Cash Equivalents

================================================================================

                                                                     Twelve months
                                                                   ended December 31,
                                                          ---------------------------------

                                                             1997                   1996
                                                          ---------             -----------
Cash flow from operating activities:
Net Loss                                                  $(371,438)            $  (797,221)
Adjustments to reconcile net loss to net
  cash used by operating activities:
   Depreciation and amortization                            132,354                  81,326
   Changes in assets and liabilities:
      Accounts receivable                                    57,428                 (57,428)
      Prepaid expenses and other                            (19,473)                (29,210)
      Other assets                                           29,209                 (41,084)
      Accounts payable and accrued expenses                 (21,175)                147,985
      Deferred income                                       374,598                 409,853
                                                          ---------             -----------
Net cash used by operating activities                       181,503                (285,779)

Cash flows from investing activities:
   Acquisition of equipment                                 (11,162)               (406,632)
                                                          ---------             -----------
     Net cash used by operating activities                  (11,162)               (406,632)

Cash flows from financing activities:
   Proceeds from notes payable                                   --                 160,844
   Proceeds from officer loans payable                           --                 257,932
   Proceeds from equipment leases payable                        --                  48,880
   Repayments of notes and officer notes payable           (181,082)                     --
   Repayments of equipment leases payable                   (19,343)                     --
   Proceeds from sale of capital stock                           --                 300,000
                                                          ---------             -----------
     Net cash used by financing activities                 (200,425)                767,656

                                                          ---------             -----------
Net increase in cash and cash equivalents:                $ (30,084)            $    75,245

Cash, beginning of period                                    75,245                      --

                                                          ---------             -----------
Cash, end of period                                       $  45,161             $    75,245
                                                          =========             ===========


       See independent auditor's report and notes to financial statements

                                  Webspan, Inc.

                          Notes to Financial Statements

                           December 31, 1997 and 1996


NOTE 1 - ORGANIZATION AND NATURE OF BUSINESS

     The Company is a corporation organized on January 5, 1996 under the laws of the state of New Jersey for the purpose of serving as an internet web host.

NOTE 2 - EQUIPMENT AND DEPRECIATION

     Equipment  is  stated at cost and  equipment  leases  are all  capitalized.
Depreciation is computed over a period of five (5) years using the double-declining balance method. All equipment is subject to an U. C. C. security interest.

NOTE 3 - EQUIPMENT LEASE PAYABLE

     Equipment lease payable represents the balance of lease payments due on the capitalized leases included in note 2.

NOTE 4 - NOTES PAYABLE/DEFERRED INTEREST

     Net server equipment in the amount of $112,425 was purchased from U. S. Robotics. Note payments of $7,118 are to be made monthly for 24 months of which $58,419 represents deferred interest. The equipment is subject to an U. C. C. filing.

NOTE 5 - DEFERRED INCOME-REVENUE RECOGNITION

     Deferred income applies to prepaid customer subscriptions, which if cancelled at the customer's discretion under each of the respective plans, would be non-forfeitable. Consequently, income will be recognizable at the point that payments are forfeitable.

NOTE 6 - SUBSEQUENT EVENTS

     On January 5, 1998 CPHP, a secured creditor of Webspan, Inc., enforced a security interest against Webspan, Inc. due to its default of an agreement dated December 10, 1995. The U. C. C. security interest was applicable to much of the equipment, equipment leases and to the entire customer list. This effectively terminated Webspan Inc.'s status as a going concern. CPHP subsequently transferred all the acquired assets to Webspan Communications, Inc. subject to a new U. C. C. interest on the equipment and customer list in exchange for its stock.

                          Webspan Communications, Inc.

                              Financial Statements

                      Nine Months ended September 30, 1998

                          WEBSPAN COMMUNICATIONS, INC.
                              FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998

                                TABLE OF CONTENTS


         FINANCIAL INFORMATION                                             Page

           BALANCE SHEET (UNAUDITED)                                        1

           STATEMENT OF OPERATIONS (UNAUDITED)                              2

           STATEMENT OF STOCKHOLDERS' DEFICIT (UNAUDITED)                   3

           STATEMENT OF CASH FLOWS (UNAUDITED)                              4

           NOTES TO FINANCIAL STATEMENTS                                    5

                          Webspan Communications, Inc.
                                 Balance Sheet

================================================================================
                                                                  September 30,
                                                                     1998
                                                                 ---------------
                                                                  (Unaudited)

ASSETS

Current:
   Cash and cash equivalents                                       $  63,607
   Accounts receivable, less allowance for doubtful accounts           4,343
                                                                   ---------
      Total current assets                                            67,950
                                                                   ---------

Fixed:
   Equipment                                                         249,252
   Less: accumulated depreciation                                    (62,313)
                                                                   ---------
      Total fixed assets                                             186,939
                                                                   ---------

   Other assets                                                           --
                                                                   ---------
TOTAL ASSETS                                                       $ 254,889
                                                                   =========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current:
   Notes payable - current portion                                 $      --
   Equipment Lease payable - current portion                           1,312
   Accounts payable and accrued expenses                              57,197
   Deferred income                                                   279,472
                                                                   ---------
      Total current liabilities                                      337,981
                                                                   ---------
Long Term:
   Notes payable - long term portion                                      --
   Equipment Lease payable - long term portion                        13,045
   Deferred income                                                    38,197
                                                                   ---------
      Total long-term liabilities                                     51,242
                                                                   ---------

Officer's Loan Payable                                                    --
                                                                   ---------
      Total liabilities                                              389,223
                                                                   ---------
Stockholders' Deficit:
Capital stock, no par value, 1,000,000 shares
   authorized and issued                                             158,678
Accumulated deficit                                                 (293,012)
                                                                   ---------
   Total stockholders' deficit                                      (134,334)
                                                                   ---------
                                                                   ---------
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                        $ 254,889
                                                                   =========


See accompanying notes to financial statements.

                                                    Webspan Communications, Inc.
                                                         Statement of Operations

================================================================================

                                                                 Nine months
                                                             ended September 30,
                                                                (Unaudited)
--------------------------------------------------------------------------------

                                                                    1998
                                                                 ----------
Revenues                                                         $  803,741
Cost of Revenues                                                    837,983
                                                                 ----------
   Gross profit/(loss)                                              (34,242)

Operating expenses:
   Selling, general and administrative                              258,770
                                                                 ----------
Net (loss)                                                       $ (293,012)
                                                                 ==========


                 See accompanying notes to financial statements.

                          Webspan Communications, Inc.
                       Statement of Stockholders' Deficit

==============================================================================================
Nine months ended September 30, 1998
==============================================================================================

                                                      Capital       Accumulated
                                                       Stock          Deficit        Total
-----------------------------------------------------------------------------------------------
Balance, January 5, 1998                            $      --       $       --  $           --
Issue 1,000,000 shares - Capital Stock, no par        183,668               --         183,668
Net loss                                                   --         (293,012)       (293,012)
Capital contributions (withdrawals)                   (25,000)              --         (25,000)
-----------------------------------------------------------------------------------------------
Balance, September 30, 1998                         $ 158,668      $  (293,012) $     (134,344)
===============================================================================================


See accompanying notes to financial statements.

                          Webspan Communications, Inc.
                             Statement of Cash Flows
                Increase (Decrease) in Cash and Cash Equivalents

================================================================================
                                                          Nine months
                                                      ended September 30,
                                                      -------------------
                                                          (Unaudited)

                                                             1998
                                                          ------------
Cash flow from operating activities:

Net Loss                                                  $  (293,012)

in operating activities:
   Depreciation and amortization                               62,313
   Changes in assets and liabilities:
      Accounts receivable                                      (4,343)
      Accounts payable and accrued expenses                    57,197
      Deferred revenue                                        317,669
                                                          -----------
Net cash used by operating activities                         139,824

Cash flows from investing activities:
   Acquisition of equipment                                   (65,574)
                                                          -----------
     Net cash used by operating activities                    (65,574)

Cash flows from financing activities:
   Proceeds from/(Repayments of) capitalized leases            14,357
   Capital withdrawals                                        (25,000)
                                                          -----------
     Net cash used by financing activities                    (10,643)

                                                          -----------
Net increase (decrease) in cash and cash equivalents:          63,607

Cash, beginning of period                                          --
                                                          -----------
Cash, end of period                                       $    63,607
                                                          ===========


See accompanying notes to financial statements

                                   Page 4 Page

                          Webspan Communications, Inc.

                          Notes to Financial Statements

                               September 30, 1998


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

     In  the  opinion  of  management,   the  accompanying  unaudited  financial
statements include all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation of the results for interim periods. Operating results for the nine months ended September 30, 1998 are not necessarily indicative of the results to be expected for the full year ending December 31, 1998.

NOTE 2 - ORGANIZATION AND NATURE OF BUSINESS

     Webspan Communications, Inc. is a corporation organized under the laws of the State of New Jersey for the purpose of serving as an internet web host. Webspan, Inc., a predecessor company, engaged in an identical business, ceased operations on January 5, 1998. CPHP, a secured creditor of Webspan, Inc., enforced a security interest against Webspan, Inc. due to its default of an agreement dated December 10, 1995. The U. C. C. security interest was applicable to much of the equipment and equipment leases and to the entire customer list. CPHP subsequently transferred all the acquired assets to Webspan Communications, Inc., subject to a new U. C. C. security interest on the equipment and customer list, in exchange for its stock.

NOTE 3 - SUBSEQUENT EVENT

     On December 17, 1998, Webspan Communications, Inc. sold substantially all of its assets and business to Frontline Communications Corp ("Frontline") in consideration of: a $500,000 cash payment; the issuance of 113,364 shares of Frontline's common stock; and assumption of $543,755 of liabilities.

                                  Webspan, Inc.

                              Financial Statements

                      Nine Months ended September 30, 1997

                                  WEBSPAN, INC.
                              FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                TABLE OF CONTENTS


         FINANCIAL INFORMATION                                           Page

                  STATEMENT OF OPERATIONS (UNAUDITED)                     1

                  STATEMENT OF STOCKHOLDERS' DEFICIT (UNAUDITED)          2

                  STATEMENT OF CASH FLOWS (UNAUDITED)                     3

                  NOTES TO FINANCIAL STATEMENTS                           4

                                  Webspan, Inc.
                             Statement of Operations

--------------------------------------------------------------------------------

                                                               Nine months
                                                           ended September 30,
                                                               (Unaudited)
--------------------------------------------------------------------------------

                                                                   1997
                                                              -----------
Revenues                                                      $ 1,088,953
Cost of Revenues                                                1,026,724
                                                              -----------
   Gross profit/(loss)                                             62,229

Operating expenses:
   Selling, general and administrative                            317,054
                                                              -----------
Net (loss)                                                       (254,825)
                                                              ===========



See accompanying notes to financial statements.

                                  Webspan, Inc.
                       Statement of Stockholders' Deficit

================================================================================


Nine months ended September 30, 1997
--------------------------------------------------------------------------------
                                         Capital      Accumulated
                                          Stock         Deficit        Total
--------------------------------------------------------------------------------
Balance, January 1, 1997               $ 300,000    $   (797,221)   $  (497,221)
Net loss                                      --        (254,825)      (254,825)
-------------------------------------------------------------------------------
Balance, September 30, 1997            $ 300,000    $ (1,052,046)   $  (752,046)
================================================================================


See accompanying notes to financial statements.

                                  Webspan, Inc.
                             Statement of Cash Flows
                Increase (Decrease) in Cash and Cash Equivalents

================================================================================

                                                                 Nine months
                                                             ended September 30,
                                                             -------------------
                                                                (Unaudited)

                                                                    1997
                                                                  --------
Cash flow from operating activities:

Net Loss                                                         $(254,825)

in operating activities:
   Depreciation and amortization                                    99,265
   Changes in assets and liabilities:
      Accounts receivable                                           54,486
      Prepaid expenses and other                                    29,210
      Other assets                                                  29,209
      Accounts payable and accrued expenses                        (33,385)
      Deferred revenue                                             102,450
                                                                  --------
Net cash used by operating activities                               26,410

Cash flows from investing activities:
   Acquisition of equipment                                             --
                                                                  --------
     Net cash used by operating activities                              --

Cash flows from financing activities:
   Proceeds from/(Repayments of) notes payable                        (844)
   Proceeds from/(Repayments of) capitalized leases                (10,531)
   Proceeds from/(Repayments of) officer notes payable             (77,451)
   Capital withdrawals                                                  --
   Proceeds from sale of common stock                                   --
                                                                  --------
     Net cash used by financing activities                         (88,826)

                                                                  --------
Net increase (decrease) in cash and cash equivalents:              (62,416)

Cash, beginning of period                                           75,245
                                                                  --------
Cash, end of period                                              $  12,829
                                                                  ========


See accompanying notes to financial statements

                                  Webspan, Inc.

                          Notes to Financial Statements

                               September 30, 1997


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

     In  the  opinion  of  management,   the  accompanying  unaudited  financial
statements include all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation of the results for interim periods. Operating results for the nine months ended September 30, 1997 are not necessarily indicative of the results to be expected for the full year ending December 31, 1997.

                        Frontline Communications Corp.,
                      Webspan Communications, Inc. (1998),
                            and Webspan, Inc. (1997)

               Unaudited Pro Forma Combined Financial Information

On December 17, 1998, Frontline Communications Corp. (the Company) acquired substantially all of the assets used in the business of Webspan Communications Inc. (Webspan), the successor to Webspan, Inc., in consideration of $500,000 in cash, assumption of $543,755 of liabilities and issuance of an aggregate of 113,364 shares of the Company's Common Stock. The purchase price of $1,582,759, including acquisition costs of $30,000, is subject to downward adjustment under certain circumstances ninety (90) days following the closing of the acquisition. The acquisition has been accounted for as a purchase with the results of the acquisition included in the consolidated financial statements of the Company from date of acquisition.

The unaudited pro forma combined balance sheet as of September 30, 1998 assumes that the acquisition occurred on September 30, 1998 and includes the September 30, 1998 historical balance sheet of the Company, and the acquired assets and assumed liabilities of Webspan Communications, Inc., adjusted for the pro forma effects of this acquisition. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1998 and the year ended December 31, 1997 assume that the acquisition occurred on January 1, 1997. It includes the historical statements of operations of the Company and Webspan Communications, Inc. or its predecessor company Webspan, Inc. for the periods presented, adjusted for the pro forma effects of the acquisition.

The unaudited pro forma balance sheet also reflects the acquired assets and assumed liabilities of three previous acquisitions completed by the Company in October, 1998 as if these acquisitions occurred on September 30, 1998. The unaudited pro forma statements of operations for the nine months ended September 30,1998 and the year ended December 31,1997 assume that these acquisitions occurred on January 1, 1997 and include the historical statements of operations of the acquired businesses for the periods presented, adjusted for the pro forma effects of the acquisitions.

The unaudited pro forma condensed combined financial statements have been included as required and allowed by the rules of the Commission and are provided for informational purposes only. The pro forma statements of operations do not purport to be indicative of the results which would have been obtained if the acquisition had been effected on the date indicated or which may be obtained in the future.

The accompanying  unaudited pro forma condensed  combined  financial  statements should be read in conjunction with the respective historical financial statements of the Company, Webspan Communications, Inc. and Webspan, Inc., which are contained elsewhere herein.

Frontline Communications Corp. and Webspan Communications, Inc.
Pro Forma Combined Balance Sheet
September 30, 1998 (Unaudited )

                                                                                                                            (A)
                                                    Frontline           Roxy             WOW          U. S. Online     Pro Forma
                                                     Commun.        Systems, Inc.     Factor, Inc.        Inc.        Adjustments
                                                 --------------------------------------------------------------------------------
Assets
Current :
   Cash and cash equivalents                      $ 4,268,796         $     --        $     129        $     --      $  (730,375)
   Accounts receivable, net                            11,889           30,255
   Notes receivable                                   103,895
   Prepaid expenses and other current assets           41,569
   Deferred registration costs
                                                 --------------------------------------------------------------------------------
      Total current assets                          4,426,149           30,255              129              --         (730,375)

   Equipment, net                                     287,679            9,127            8,515          44,610
   Other assets:
      Intangibles, net                                     --                                                          1,870,739
      Other                                            49,062
                                                 ================================================================================
Total Assets                                      $ 4,762,890         $ 39,382        $   8,644        $ 44,610      $ 1,140,364
                                                 ================================================================================

Liabilities and Stockholders' Equity
Current:
   Notes payable                                  $        --         $     --        $  60,000        $     --      $        --
   Accounts payable and accrued expenses               65,838               --           43,000                          130,000
   Deferred revenue                                    35,692               --               --
                                                 --------------------------------------------------------------------------------
      Total current liabilities                       101,530               --          103,000              --          130,000
Notes payable-long-term portion                       168,600
                                                 --------------------------------------------------------------------------------
      Total liabilities                               270,130               --          103,000              --          130,000
                                                 --------------------------------------------------------------------------------

Net assets acquired                                        --           39,382               --          44,610          (83,992)
                                                 --------------------------------------------------------------------------------

Stockholders' Equity
  Preferred stock                                          --                                                          1,000,000
  Common stock                                         32,480                           657,263                         (657,263)
  Additional paid-in-capital                        7,438,525                            26,774                          (26,774)
  Accumulated deficit                              (2,709,632)                         (778,393)                         778,393
  Treasury stock                                     (264,113)                                                                --
  Stock subscriptions receivable                       (4,500)                                                                --
                                                 --------------------------------------------------------------------------------
      Total Stockholders' Equity (Deficit)        $ 4,492,760         $     --        $ (94,356)       $     --      $ 1,094,356
                                                 --------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity        $ 4,762,890         $ 39,382        $   8,644        $ 44,610      $ 1,140,364
                                                 ================================================================================



                                                          Pro Forma           Webspan        Pro Forma    Note     Pro Forma
                                                          Combined          Commun., Inc     Adjustments   A       Combined
                                                       -----------------------------------------------------------------------
Assets
Current :
   Cash and cash equivalents                            $ 3,538,550         $   2,578       $ (500,000)    1      $ 3,041,128
   Accounts receivable, net                                  42,144                                                    42,144
   Notes receivable                                         103,895                                                   103,895
   Prepaid expenses and other current assets                 41,569                                                    41,569
   Deferred registration costs
                                                       ------------------------------------------------           -----------
      Total current assets                                3,726,158             2,578         (500,000)             3,228,736

   Equipment, net                                           349,931           258,517                                 608,448
   Other assets:
      Intangibles, net                                    1,870,739                          1,321,664     1        3,192,403
      Other                                                  49,062                                                    49,062
                                                       ================================================           ===========
Total Assets                                            $ 5,995,890         $ 261,095        $ 821,664            $ 7,078,649
                                                       ================================================           ===========

Liabilities and Stockholders' Equity
Current:
   Notes payable                                        $    60,000                                                  $ 60,000
   Accounts payable and accrued expenses                    238,838                             30,000     1          268,838
   Deferred revenue                                          35,692           543,755                                 579,447
                                                       ------------------------------------------------           -----------
      Total current liabilities                             334,530           543,755           30,000                908,285
Notes payable-long-term portion                             168,600                                                   168,600
                                                       ------------------------------------------------           -----------
      Total liabilities                                     503,130           543,755           30,000              1,076,885
                                                       ------------------------------------------------           -----------

Net assets acquired                                              --          (282,660)         282,660                     --
                                                       ------------------------------------------------           -----------

Stockholders' Equity
  Preferred stock                                         1,000,000                                                 1,000,000
  Common stock                                               32,480                              1,134     1           33,614
  Additional paid-in-capital                              7,438,525                            507,870     1        7,946,395
  Accumulated deficit                                    (2,709,632)                                               (2,709,632)
  Treasury stock                                           (264,113)                                                 (264,113)
  Stock subscriptions receivable                             (4,500)                                                   (4,500)
                                                       ------------------------------------------------           -----------
      Total Stockholders' Equity (Deficit)              $ 5,492,760         $      --        $ 509,004            $ 6,001,764
                                                       ------------------------------------------------           -----------
Total Liabilities and Stockholders' Equity              $ 5,995,890         $ 261,095        $ 821,664            $ 7,078,649
                                                       ================================================           ===========


(A) Reflects the combined proforma adjustments for the three acquisitions completed by Frontline in October, 1998.

Frontline Communications Corp. and Webspan Communications, Inc.
Pro Forma Combined Statement of Operations
Nine Months Ended Sept. 30, 1998
 ( Unaudited )

                                                                                                                   (B)
                                          Frontline           Roxy            WOW         U. S. Online        Pro Forma
                                            Comm.        Systems, Inc.     Factor, Inc        Inc.           Adjustments
                                         -----------------------------------------------------------------------------------

Revenues                                 $  369,972        $ 192,037      $   29,029       $  768,142      $       --

Cost of revenues                            339,137          129,521           3,293          915,454              --

                                         -----------------------------------------------------------------------------------
   Gross profit                              30,835           62,516          25,736         (147,312)             --

Operating expenses:

   Selling, general & administrative        677,955           73,782          42,067          825,379         544,437

                                         -----------------------------------------------------------------------------------
   Total operating expenses                 677,955           73,782          42,067          825,379         544,437

                                         -----------------------------------------------------------------------------------
Loss from operations                       (647,120)         (11,266)        (16,331)        (972,691)       (544,437)

Other income ( expense)
   Interest expense                         (27,913)              --              --               --              --
   Interest income                           64,949               --              --               --              --

                                         ===================================================================================
Net loss                                 $ (610,084)       $ (11,266)     $  (16,331)      $ (972,691)     $  (544,437)
                                         ===================================================================================

Loss per share of common stock           $    (0.25)
                                         ===========

Weighted average number of shares         2,471,077
                                         ===========


                                         Pro Forma           Webspan         Pro Forma    Note     Pro Forma
                                         Combined          Commun. Inc      Adjustments     A       Combined
                                        ---------------------------------------------------------------------

Revenues                                $ 1,359,180        $  803,741       $      --            $ 2,162,921

Cost of revenues                          1,387,405           837,983              --              2,225,388

                                        ----------------------------------------------           -----------
   Gross profit                             (28,225)          (34,242)             --                (62,467)

Operating expenses:

   Selling, general & administrative      2,163,620           258,770         330,416      2       2,752,806

                                        ----------------------------------------------           -----------
   Total operating expenses               2,163,620           258,770         330,416              2,752,806

                                        ----------------------------------------------           -----------
Loss from operations                     (2,191,845)         (293,012)       (330,416)            (2,815,273)

Other income ( expense)
   Interest expense                         (27,913)                                                 (27,913
   Interest income                           64,949                                                   64,949

                                        ==============================================           ===========
Net loss                                $ (2,154,809)      $ (293,012)      $(330,416)           $(2,778,237)
                                        ==============================================           ===========

Loss per share of common stock          $     (0.79)                                             $     (0.98)
                                        ===========                                              ===========

Weighted average number of shares         2,721,077                                        3       2,834,441
                                        ===========                                              ===========


(B) Reflects the combined pro forma adjustments for the three acquisitions completed by Frontline in October, 1998, including amortization of all acquired intangibles using an estimated useful life of 3 years.

Frontline Communications Corp. and Webspan, Inc.
Pro Forma Combined Statement of Operations
The Year Ended December 31, 1997
( Unaudited )

                                                                                                                         (B)
                                                      Frontline           Roxy            WOW        U. S. Online     Pro Forma
                                                        Comm.         Systems, Inc.   Factor, Inc.       Inc.        Adjustments
                                                    ----------------------------------------------------------------------------
Revenues                                            $   321,706        $ 180,569      $   4,754     $   610,564       $       --

Cost of revenues                                        251,928          157,542         47,676       1,119,580               --

                                                    ----------------------------------------------------------------------------
   Gross profit                                          69,778           23,027        (42,922)       (509,016)              --

Operating expenses:

   Selling, general & admin.                            540,883           79,740         96,173         743,922          724,896

   Non-cash compensation charge                       1,537,000                         234,000

                                                    ----------------------------------------------------------------------------
   Total operating expenses                           2,077,883           79,740        330,173         743,922          724,896

                                                    ----------------------------------------------------------------------------
Loss from operations                                 (2,008,105)       $ (56,713)     $(373,095)    $(1,252,938)      $ (724,896

Other income ( expense)
   Interest expense                                     (28,421)              --             --         (70,347)              --
   Interest income                                           --               --             --          13,143               --
   Other                                                   (891)              --             --              --               --

                                                    ============================================================================
Net Loss                                            $(2,037,417)       $ (56,713)     $(373,095)    $(1,310,142)      $ (724,896
                                                    ============================================================================

Loss per share of common stock                      $     (1.67)
                                                    ============

Weighted average number of shares                     1,218,000
                                                    ============


                                                       Pro Forma       Webspan            Pro Forma    Note    Pro Forma
                                                       Combined          Inc.            Adjustments            Combined
                                                    ----------------------------------------------------------------------
Revenues                                            $  1,117,593    $ 1,265,470                            $    2,383,063

Cost of revenues                                       1,576,726      1,356,493                                 2,933,219

                                                    -----------------------------------------------        --------------
   Gross profit                                         (459,133)       (91,023)                --               (550,156)

Operating expenses:

   Selling, general & admin.                           2,185,614        270,679            440,555     2        2,896,848

   Non-cash compensation charge                        1,771,000             --                                 1,771,000

                                                    -----------------------------------------------        --------------
   Total operating expenses                            3,956,614        270,679            440,555              4,667,848

                                                    -----------------------------------------------        --------------
Loss from operations                                  (4,415,747)      (361,702)          (440,555)            (5,218,004)

Other income ( expense)
   Interest expense                                      (98,768)        (9,736)                                 (108,504)
   Interest income                                        13,143             --                                    13,143
   Other                                                    (891)            --                                      (891)

                                                    ===============================================        ==============
Net Loss                                            $ (4,502,263)   $  (371,438)         $(440,555)        $   (5,314,256)
                                                    ===============================================        ==============

Loss per share of common stock                      $      (3.07)                                          $        (3.36)
                                                    ============                                           S==============

Weighted average number of shares                      1,468,000                                       3        1,581,364
                                                    ============                                           ==============


(B) Reflects the combined pro forma adjustments for the three acquisitions completed by Frontline in October, 1998, including amortization of all acquired intangibles using an estimated useful life of 3 years.

                         Frontline Communications Corp.,
                      Webspan Communications, Inc. (1998),
                            and Webspan, Inc. (1997)


               Unaudited Pro Forma Combined Financial Information



Note A

The pro forma adjustments to the unaudited pro forma condensed combined financial statements are as follows:

1. To reflect a total purchase price of approximately $1,582,759 consisting of: a $500,000 cash payment, the issuance of 113,364 shares of common stock, assumption of $543,755 of liabilities, and accrued acquisition costs of approximately $30,000.

2. To reflect amortization of acquired intangibles using an estimated useful life of 3 years.

3. The weighted average number of shares have been adjusted by 113,364 shares to reflect the issuance of common stock as if the issuance had occurred on January 1, 1997.